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                                                                   Exhibit 10.pp
                      THIRD AMENDMENT TO CREDIT AGREEMENT
                            Dated as of July 6, 1994


         THIRD AMENDMENT dated as of July 6, 1994 (this "Amendment") to CREDIT AGREEMENT dated as of August 23, 1991 (as amended to the date hereof, the "Credit Agreement") among BW/IP INTERNATIONAL, INC., a Delaware corporation ("Borrower"), the Lenders party thereto ("Lenders") and CITICORP USA, INC. as Agent for the Lenders ("the Agent").

         PRELIMINARY STATEMENTS. The parties hereto wish to modify the Credit Agreement in certain respects as hereinafter set forth. Terms defined in the Credit Agreement are used in this Amendment as defined in the Credit Agreement and, except as otherwise indicated, all references to Sections and Articles refer to the corresponding Sections and Articles of the Credit Agreement.

         The parties hereto therefore agree as follows:

         SECTION 1. Amendments to Credit Agreement. Effective as of the Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

         (a)     The definition of "Consolidated Gross Cash Flow" in Section
1.01 is amended by deleting the final period thereof and adding the following:

         , and provided that the foregoing shall not include cash restructuring charges in the amount of $11,744,000 identified and reported as such in Borrower's consolidated statement of income for the period ended December 31, 1993.

         (b) The definition of "Loan Documents" in Section 1.01 is amended by deleting the final period and adding the following:

         and any promissory note executed and delivered by Borrower pursuant to
         Section 2.16(d) hereof.

         (c) Section 2.07(a) is amended by deleting "and on the date such Base Rate Advance shall be Converted or paid in full or in part (with respect to the portion paid in part)" and inserting in its place "and on the Termination Date".

         (d) Section 2.16 is amended by inserting a new subsection (d) as follows:

                 (d) if, in the opinion of any Lender, a promissory note or other evidence of debt is required, appropriate or desirable to reflect or enforce the indebtedness of Borrower resulting from the Committed Advances or Bid Advances made, or to be made, by such Lender, then, upon request of such Lender, Borrower shall promptly execute and deliver to such Lender a promissory note substantially in the form of Exhibit M-1 in the case of Committed Advances and Exhibit M-2 in the case of Bid Advances, payable to the order of such Lender in an amount equal to the maximum amount of





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         Committed Advances or Bid Advances, as the case may be, payable or to be payable to such Lender from time to time hereunder.

         (e) Section 5.01(a)(i) is deleted and restated in its entirety as follows:

                            [intentionally omitted]

         (f)     Section 5.02(a) is amended by deleting each of subparagraphs
(viii), (xiv) and (xvi) and inserting in place thereof "[intentionally omitted]", and by deleting subparagraph (xvii) and restating it in its entirety as follows:

                 (xvii) Borrower and its Subsidiaries may become and remain liable for all Debt so long as the aggregate amount of Funded Debt of Borrower and its Subsidiaries does not exceed 50% of Consolidated Total Capitalization and the aggregate amount of Funded Debt of Subsidiaries of Borrower does not exceed 15% of Consolidated Net Worth.

         (g) Section 5.02(f)(iii) is deleted and restated in its entirety as follows:

                 (iii) Minimum Fixed Charge Coverage Ratio. The Borrower will not permit the creation of Consolidated Gross Cash Flow to Consolidated Fixed Charges for the four consecutive fiscal quarters ending on the last day of each of the fiscal quarters set forth below, to be less than the correlative amount indicated below:

                 Fiscal Quarter                                  Ratio
                 --------------                                  -----
         June 30, 1994                                           1.75:1.0
         September 30, 1994                                      1.50:1.0
         December 31, 1994                                       1.25:1.0
         March 31, 1995                                          1.50:1.0
         June 30, 1995 through December 31, 1995                 1.75:1.0
         March 31, 1996 and thereafter                           2.0:1.0

         (h) Section 8.08 is amended by adding a new Section 8.08(j) as follows:

                 (j) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation the Advances owing to it and any promissory note or notes executed and delivered by Borrower hereunder and held by such Lender) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

         (i) New Exhibits M-1 and M-2 are added in the form of Exhibits M-1 and M-2 hereto.

         SECTION 2. Conditions to Effectiveness. This Amendment shall be effective as of the first Business Day (the "Effective Date") on which the Agent shall have received (a) counterparts of this Amendment executed by the Borrower and all of the Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender





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has executed a counterpart of this Amendment; and (b) a certificate of the
Secretary or an Assistant Secretary of the Borrower attaching a copy of the resolutions of the Board of Directors of the Borrower authorizing its execution, delivery and performance of this Amendment and certifying the name and true signature of each of its officers executing the same on its behalf.

         SECTION 3. Representations and Warranties. Borrower represents and warrants as follows:

         (a) Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction indicated at the beginning of this Amendment;

         (b) the execution, delivery by Borrower of this Amendment, and the performance by Borrower of the Credit Agreement as hereby amended, are within Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) Borrower's charter or by-laws, (ii) any law, regulation or order binding on or affecting Borrower or (iii) the terms of any indenture, loan or credit agreement or other agreement or instrument by which Borrower is bound or to which Borrower is a party;

         (c) no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution or delivery by Borrower of this Amendment or the performance by Borrower of the Credit Agreement as hereby amended;

         (d) this Amendment and the Credit Agreement as amended hereby constitute, the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms; and

         (e) no Event of Default or Potential Event of Default has occurred and is continuing, or will occur and be continuing after giving effect to this Amendment.

         SECTION 4. Reference to and Effect on the Credit Agreement. On and after the Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in the other Loan Documents to "the Credit Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. Except as specifically amended herein, the Credit Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

         SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same Amendment.

         SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.





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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


BW/IP INTERNATIONAL, INC.


By:    Zohar Ziv
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Title: Treasurer
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CITICORP USA, INC., as Agent and Lender

By:    Barbara A. Cohen
       ----------------------------------
Title: Vice President
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NATIONSBANK OF TEXAS, N.A.

By:    J. Blake Seaton
       ----------------------------------
Title: Vice President
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BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION
(successor by merger to Security Pacific National Bank)

By:    Yvonne C. Dennis
       ----------------------------------
Title: Vice President
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CONTINENTAL BANK, N.A.

By:    Wyatt R. Ritchie
       ----------------------------------
Title: Vice President
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ABN AMRO BANK

By:    Ellen M. Coleman             Alexander Pruijs
       ---------------------------------------------
Title: Asst. Vice President         Vice President
       ---------------------------------------------